TCW/DW TERM TRUST 2002
                            Two World Trade Center
                           New York, New York 10048

DEAR SHAREHOLDER:
-----------------------------------------------------------------------------

   For the fiscal year ended September 30, 1995, TCW/DW Term Trust 2002's net asset value increased from $7.86 to $9.13 per share. Based on the Trust's net asset value, and including reinvestment of income dividends totaling $0.675 per share, the Trust's total return for the fiscal year was 26.77 percent. As of September 30, 1995, the bond market's strength had not yet been reflected in the market price of the Trust's shares on the New York Stock Exchange
(NYSE), which declined from $8.25 to $7.75 per share. Based on the Trust's NYSE market price, and including reinvestment of income dividends, the Trust's total return for the fiscal year based on market value was 2.52 percent. The Trust's investment performance during the fiscal year is largely attributable to the strength of the rebound in the mortgage-backed securities market and the effect of leverage on the Fund, as well as to declining interest rates.

THE MARKET

   After a difficult year in 1994, the U.S. bond market has staged an impressive rally through the third quarter of this year. Between the beginning of January and the end of June 1995, 3- and 5-year U.S. Treasury yields declined more than 185 basis points, while 30-year yields fell 125 basis points. Yields rose in July and early August, however, as investors overreacted to news of a recovering economy. Once these concerns subsided, yields headed back down.

   The Federal Reserve Board's decision in early July to cut short-term interest rates--an effort to keep the economy from falling into recession--was widely anticipated. Recently, there have been signs of renewed growth in the manufacturing sector, and the housing sector has shown surprising strength. Despite this vigor, inflationary pressures have remained stable, a positive piece of economic news for the bond market. Thus, the central bank appears to be satisfied with current economic conditions and is not expected to alter monetary policy for the short term.

   According to the Trust's investment adviser, TCW Funds Management, Inc.
(TCW), lower volatility in the fixed-income market and greatly improved liquidity helped the mortgage-backed sector's performance this year. The issuance of new collateralized mortgage obligations (CMOs) has fallen to one-tenth of the volume generated in previous years, lending support to mortgage spreads. Prepayment rates tracked seasonal norms earlier in the year and then began to accelerate as declining interest rates led to increased refinancing activity and a recovery in the housing sector.

THE PORTFOLIO

   Approximately 65 percent of the Trust is invested in AAA-rated fixed-rate mortgage pass-through securities or CMOs with durations, average lives or expected maturity dates that correspond closely to the termination date of the Trust. An additional 20 percent is invested in inverse floating rate CMOs issued by U.S. government agencies. Inverse floaters have coupons that reset by a multiple in a direction opposite that of a specified index. The average lives, durations and expected maturity dates of inverse floaters are more sensitive to changes in prepayment rates and interest rates than are some other types of CMOs. As interest rates fell during 1995, the value of these securities increased. At the end of the fiscal year, 15 percent was invested in AAA-rated zero coupon municipal bonds and short-term investments. These holdings play an important role as the Trust seeks to achieve its objective of returning the original $10 offering price to shareholders at maturity. At fiscal year end, the Trust's degree of leverage (the ratio of debt to equity) had declined to 22 percent of total gross assets. TCW will continue to use prepayments and a portion of the net proceeds from the share repurchase plan to further pay down the Trust's leverage factor.

LOOKING AHEAD

   TCW is generally positive regarding the mortgage-backed sector. Although Congress has yet to agree on a deficit reduction plan--which could renew inflationary fears among investors--real interest rates are still high historically. (In the past, periods of strong bond market performance have correlated with high real rates of interest.) The Trust's net asset and NYSE market values will continue to fluctuate as the prices of the securities held in the portfolio respond to changes in market conditions and interest rates.

   We would like to remind you that the Trustees have approved a procedure whereby the Trust may attempt, when appropriate, to reduce or eliminate a market value discount from net asset value by repurchasing shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the fiscal year, the Trust purchased 1,038,700 shares of common stock at a weighted average market discount of 12.48 percent.

   We appreciate your support of TCW/DW Term Trust 2002 and look forward to continuing to serve your investment needs and objectives.

                                          Very truly yours,

                                          Charles A. Fiumefreddo
                                          Chairman of the Board

TCW/DW TERM TRUST 2002
Portfolio of Investments September 30, 1995
-------------------------------------------------------------------------------

 PRINCIPAL
 AMOUNT (IN                                                               COUPON    MATURITY
 THOUSANDS)                                                                RATE       DATE         VALUE
-----------                                                             --------- ---------- ---------------
            COLLATERALIZED MORTGAGE
             OBLIGATIONS (108.5%)
            U.S. GOVERNMENT AGENCIES (57.1%)
$   727     Federal Home Loan Mortgage Corp. 1385 SB ................... 9.814+%  10/15/07   $    648,548
  3,063     Federal Home Loan Mortgage Corp. 1389 SB ................... 8.813+   10/15/07      2,686,714
 30,000     Federal Home Loan Mortgage Corp. 1465 G (PAC)++  ........... 7.00     12/15/07     29,779,500
 15,600     Federal Home Loan Mortgage Corp. 1481 H (PAC)++  ........... 6.875    08/15/21     15,316,080
  4,999     Federal Home Loan Mortgage Corp. 1519 J ................... 10.686+   05/15/08      3,775,766
 16,447     Federal Home Loan Mortgage Corp. 1606 SC ................... 6.54+    11/15/08     10,787,979
 11,059     Federal Home Loan Mortgage Corp. 1609 LG (PAC) ............. 4.468+   11/15/23      8,548,464
 19,884     Federal Home Loan Mortgage Corp. 1611 QB (PAC) ............. 8.093+   11/15/23     17,218,385
 18,300     Federal Home Loan Mortgage Corp. 1633 B++ .................. 6.50     09/15/23     17,432,397
 18,500     Federal Home Loan Mortgage Corp. 1638 K (PAC)++  ........... 6.50     03/15/23     17,657,880
  2,362     Federal National Mortgage Assoc. 1992-138 O ................ 7.50     07/25/22      2,364,715
 13,993     Federal National Mortgage Assoc. 1992-150 SV (PAC) ........ 10.796+   05/25/21     12,786,088
 15,703     Federal National Mortgage Assoc. 1992-208 C (TAC)++  ....... 7.50     10/25/07     15,805,823
 16,248     Federal National Mortgage Assoc. 1992-214 K++ .............. 7.50     12/25/22     16,367,570
  8,333     Federal National Mortgage Assoc. 1993-139 SP (PAC)  ........ 6.30+    12/25/21      5,975,916
 30,161     Federal National Mortgage Assoc. 1993-141 A++ .............. 7.00     12/25/22     29,649,271
  9,843     Federal National Mortgage Assoc. 1993-179 SV ............... 2.694+   10/25/21      6,151,473
 18,193     Federal National Mortgage Assoc. 1993-190 S ................ 4.705+   10/25/08     11,916,148
  9,068     Federal National Mortgage Assoc. 1993-190 SB (PAC)  ........ 4.785+   10/25/08      8,211,233
  5,814     Federal National Mortgage Assoc. 1993-238 SA ............... 6.388+   07/25/08      4,022,532
 20,000     Federal National Mortgage Assoc. G1992-44 SC ...............12.168+   08/25/20     18,131,200
                                                                                             ---------------
            TOTAL U.S. GOVERNMENT AGENCIES
             (IDENTIFIED COST $283,757,774) ................................................. 255,233,682
                                                                                             ---------------
            PRIVATE ISSUES (51.4%)
  9,022     Bear Stearns Mortgage Securities, Inc 1993-10 A7 (PAC)  .... 7.20     07/25/24      8,973,552
  3,213     Capstead Securities Corp. IV 1992-15 C ..................... 7.50     06/25/23      3,206,543
 19,844     Citicorp Mortgage Securities, Inc. 1992-20 A5 .............. 7.50     12/25/07     19,881,108
 19,574     CMC Securities Corp. III 1994-C A9 (PAC) ................... 6.75     03/25/24     18,081,483
 11,232     CountryWide Funding Corp. 1994-4 A12 ....................... 6.95     04/25/24     10,558,035
 21,117     CountryWide Mortgage Backed Securities, Inc 1993-B A6 (PAC)  6.75     11/25/23     19,554,342
 26,402     General Electric Capital Mortgage Services, Inc. 1994-6 A9   6.50     09/25/22     23,178,589
 31,411     Prudential Home Mortgage Securities 1992-50 A3 ............. 8.00     12/25/23     31,545,037
 13,170     Prudential Home Mortgage Securities 1993-2 A7 .............. 7.00     02/25/08     12,525,391
 20,000     Prudential Home Mortgage Securities 1993-60 A3 (PAC)++  .... 6.75     12/25/23     18,358,600
 41,182     Resolution Funding Mortgage Securities I 1992-S38 A6  ...... 7.50     02/25/18     41,387,910
 16,836     Resolution Funding Mortgage Securities I 1993-S40 A8 (TAC)   6.75     11/25/23     15,638,876
  2,274     Resolution Trust Corp. 1993-C1 A1B ......................... 7.75     05/25/24      2,325,006
  4,731     Ryland Mortgage Securities Corp. 1992-18 C ................. 7.75     09/25/19      4,768,848
                                                                                             ---------------
            TOTAL PRIVATE ISSUES
             (IDENTIFIED COST $236,341,457) ................................................. 229,983,320
                                                                                             ---------------

            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
             (IDENTIFIED COST $520,099,231) ................................................. 485,217,002

TCW/DW TERM TRUST 2002
Portfolio of Investments September 30, 1995 (continued)
-------------------------------------------------------------------------------

 PRINCIPAL
 AMOUNT (IN                                                               COUPON    MATURITY
 THOUSANDS)                                                                RATE       DATE         VALUE
-----------                                                             --------- ---------- ---------------
                MUNICIPAL BONDS (A) (19.3%)
            EDUCATION FACILITIES REVENUE (1.0%)
$ 6,600     Austin Independent School District, Texas (PSF Guaranteed)  0.00 %    08/01/03   $   4,450,644
                                                                                             ---------------
            ELECTRIC REVENUE (2.7%)
            Austin, Texas,
  5,195      Combined Utility Ser A (FGIC Insured) .....................0.00      05/15/03       3,540,600
  4,355      Combined Utility Ser A (FGIC Insured) (ETM) ...............0.00      05/15/03       3,003,644
  8,400     Lower Colorado River Authority, Texas,
             Jr Lien 4th Ser (FGIC Insured) ............................0.00      01/01/04       5,502,588
                                                                                             ---------------
                                                                                                12,046,832
                                                                                             ---------------
            INDUSTRIAL DEVELOPMENT REVENUE (3.9%)
            Metropolitan Pier & Exposition Authority, Illinois,
  6,610      McCormick Place (AMBAC Insured) ...........................0.00      06/15/02       4,723,506
  7,400      McCormick Place (AMBAC Insured) ...........................0.00      12/15/02       5,157,356
 10,465     Pennsylvania Convention Center Authority,
             Ser A (FGIC Insured) (ETM) ................................0.00      09/01/02       7,475,045
                                                                                             ---------------
                                                                                                17,355,907
                                                                                             ---------------
            OTHER REVENUE (6.6%)
 33,140     Johnson County, Kansas (AMBAC Insured) (ETM) ...............0.00      06/01/12      10,656,498
 17,500     North Slope Boro, Alaska, Ser 1992 A (MBIA Insured)  .......0.00      06/30/03      11,789,575
 10,400     Texas, Superconducting Supercollider Refg Ser C (FGIC
             Insured) ..................................................0.00      04/01/03       7,131,696
                                                                                             ---------------
                                                                                                29,577,769
                                                                                             ---------------
            TAX ALLOCATION (1.9%)
 12,370     Harris County, Texas (MBIA Insured) ........................0.00      10/01/02       8,752,146
                                                                                             ---------------
            TRANSPORTATION REVENUE (1.8%)
 12,000     Contra Costa Transportation Authority, California, Sales
             Tax (FGIC Insured) (ETM) ..................................0.00      03/01/04       7,903,560
                                                                                             ---------------
            WATER & SEWER REVENUE (1.4%)
  9,500     Pittsburgh, Pennsylvania, Water & Sewer Ser A (FGIC
             Insured) (ETM) ............................................0.00      09/01/04       6,103,845
                                                                                             ---------------
            TOTAL MUNICIPAL BONDS (IDENTIFIED COST $80,404,761) ..................              86,190,703
                                                                                             ---------------
            SHORT-TERM INVESTMENT (0.4%)
            REPURCHASE AGREEMENT
  1,756     The Bank of New York (dated 09/29/95; proceeds $1,757,095;
             collateralized by $1,942,743 U.S. Treasury Note 6.875% due
             07/31/99 valued at $2,019,403) (Identified Cost
             $1,756,308) ...............................................5.375     10/02/95       1,756,308
                                                                                             ---------------
            TOTAL INVESTMENTS (IDENTIFIED COST $602,260,300) (B) .................    128.2%   573,164,013
            LIABILITIES IN EXCESS OF OTHER ASSETS ................................    (28.2)  (126,159,041)
                                                                                             ---------------
            NET ASSETS ...........................................................    100.0% $ 447,004,972
                                                                                             ===============

 ------------
   ETM  Escrowed to Maturity.

   PAC  Planned Amortization Class.

   TAC  Targeted Amortization Class.

   + Inverse floater: interest rate moves inversely to a designated index, such as LIBOR (London Inter-Bank Offered Rate) or COFI (Cost of Funds Index), typically at a multiple of the changes of the relevant index rate.

   ++ Some or all of these securities are pledged in connection with reverse repurchase agreements.

   (a) Investments in Texas Municipal Obligations represent 7.2% of net assets.

   (b) The aggregate cost of investments for federal income tax purposes is $602,260,300; the aggregate gross unrealized appreciation is $10,378,514 and the aggregate gross unrealized depreciation is $39,474,801, resulting in net unrealized depreciation of $29,096,287.

                      See Notes to Financial Statements

TCW/DW TERM TRUST 2002
Financial Statements
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
September 30, 1995
For the year ended September 30, 1995
-----------------------------------------------------------------------------

 ASSETS:
Investments in securities, at value
 (identified cost $602,260,300)  ...... $573,164,013
Interest receivable ...................    3,185,408
Deferred organizational expenses  .....       30,266
Prepaid expenses and other assets  ....       72,108
                                        --------------
   TOTAL ASSETS .......................  576,451,795
                                        --------------
LIABILITIES:
Reverse repurchase agreements .........  128,235,000
Payable for:
 Interest .............................      576,649
 Shares of beneficial interest
 repurchased ..........................      255,127
 Management fee .......................      170,022
 Investment advisory fee ..............      113,348
Accrued expenses and other payables  ..       96,677
Contingencies (Note 9) ................
                                        --------------
   TOTAL LIABILITIES ..................  129,446,823
                                        --------------
NET ASSETS:
Paid-in-capital .......................  461,335,665
Net unrealized depreciation ...........  (29,096,287)
Accumulated undistributed net
 investment income ....................   14,331,874
Accumulated undistributed net realized
 gain .................................      433,720
                                        --------------
   NET ASSETS ......................... $447,004,972
                                        ==============
NET ASSET VALUE PER SHARE, 48,971,940
 shares outstanding (unlimited shares
 authorized of $.01 par value) ........ $       9.13
                                        ==============

 NET INVESTMENT INCOME:
INTEREST INCOME .................. $46,069,090
                                   -------------
EXPENSES
 Management fee ..................   1,603,966
 Investment advisory fee .........   1,069,311
 Transfer agent fees and expenses      199,647
 Professional fees ...............     154,126
 Registration fees ...............      52,523
 Shareholder reports and notices        41,683
 Trustees' fees and expenses  ....      40,350
 Custodian fees ..................      30,974
 Organizational expenses .........      14,330
 Other ...........................      68,123
                                   -------------
  TOTAL OPERATING EXPENSES  ......   3,275,033
 Interest expense ................   9,363,220
                                   -------------
  TOTAL EXPENSES .................  12,638,253
                                   -------------
  NET INVESTMENT INCOME ..........  33,430,837
                                   -------------
NET REALIZED AND UNREALIZED GAIN:
 Net realized gain ...............     433,720
 Net change in unrealized
 depreciation ....................  61,921,924
                                   -------------
  NET GAIN .......................  62,355,644
                                   -------------
  NET INCREASE ................... $95,786,481
                                   =============


                      See Notes to Financial Statements

TCW/DW TERM TRUST 2002
Financial Statements (continued)

STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------

                                                                   FOR THE YEAR ENDED  FOR THE YEAR ENDED
                                                                   SEPTEMBER 30, 1995  SEPTEMBER 30, 1994
                                                                  ------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
  Net investment income ......................................... $ 33,430,837        $  49,369,201
  Net realized gain .............................................      433,720               99,325
  Net change in unrealized appreciation/depreciation  ...........   61,921,924         (122,565,499)
                                                                  ------------------  ------------------
   Net increase (decrease) ......................................   95,786,481          (73,096,973)
                                                                  ------------------  ------------------
 Dividends and distributions from:
  Net investment income .........................................  (33,619,948)         (41,923,533)
  Net realized gain .............................................      (17,102)          (1,284,694)
                                                                  ------------------  ------------------
   Total ........................................................  (33,637,050)         (43,208,227)
 Net decrease from transactions in shares of beneficial interest    (8,058,878)             --
                                                                  ------------------  ------------------
   Total increase (decrease) ....................................   54,090,553         (116,305,200)
NET ASSETS:
 Beginning of period ............................................  392,914,419          509,219,619
                                                                  ------------------  ------------------
 END OF PERIOD (including undistributed net investment  income
 of $14,331,874 and $14,520,985, respectively) .................. $447,004,972        $ 392,914,419
                                                                  ==================  ==================

                      See Notes to Financial Statements

TCW/DW TERM TRUST 2002
Financial Statements (continued)

STATEMENT OF CASH FLOWS For the year ended September 30, 1995
-----------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH:
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
  Net investment income ........................................................ $ 33,430,837
  Adjustments to reconcile net investment income to net cash provided by operating activities:
   Decrease in receivables and other assets related to operations ..............      675,733
     Increase in payables related to operations ................................      371,303
     Net amortization of discount/premium ......................................   (4,759,686)
                                                                                 --------------
       Net cash provided by operating activities ...............................   29,718,187
                                                                                 --------------
CASH FLOWS PROVIDED BY INVESTING ACTIVITIES:
  Purchases of investments .....................................................   (1,654,832)
  Principal prepayments/sales of investments ...................................   48,246,236
  Net purchases of short-term investments ......................................     (575,790)
                                                                                 --------------
     Net cash provided by investing activities .................................   46,015,614
                                                                                 --------------
CASH FLOWS USED FOR FINANCING ACTIVITIES:
  Net payment for shares of beneficial interest purchased ......................   (7,803,751)
  Net payments for maturities of reverse repurchase agreements .................  (34,293,000)
  Dividends from net investment income .........................................  (33,619,948)
  Distributions to shareholders from net realized gains ........................      (17,102)
                                                                                 --------------
     Net cash used for financing activities ....................................  (75,733,801)
                                                                                 --------------
     Net increase in cash ......................................................       --
Cash at beginning of year ......................................................       --
                                                                                 --------------
                                                                                 $
CASH BALANCE AT END OF YEAR ....................................................      --
                                                                                 ==============
Cash paid during the year for interest ......................................... $  8,999,661
                                                                                 ==============

                      See Notes to Financial Statements

TCW/DW TERM TRUST 2002
Notes to Financial Statements September 30, 1995
-----------------------------------------------------------------------------

1. ORGANIZATION AND ACCOUNTING POLICIES -- TCW/DW Term Trust 2002 (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust was organized as a Massachusetts business trust on August 28, 1992 and commenced operations on November 30, 1992. The Trust will distribute substantially all of its net assets on or about December 31, 2002 and will then terminate.

     The following is a summary of significant accounting policies:

     A. Valuation of Investments -- (1) an equity security listed or traded on the New York or American Stock Exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price; in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market by the Trustees; (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by the Adviser that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) certain of the Trust's portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service utilizes a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

     B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts on fixed income securities. Interest income is accrued daily.

     C. Federal Income Tax Status -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

     D. Dividends and Distributions to Shareholders -- The Trust records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

TCW/DW TERM TRUST 2002
Notes to Financial Statements September 30, 1995 (continued)

     E. Organizational Expenses -- Dean Witter InterCapital Inc. ("InterCapital"), an affiliate of Dean Witter Services Company Inc. (the "Manager"), paid the organizational expenses of the Trust in the amount of approximately $70,200, which has been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized by the Trust on the straight-line method over a period not to exceed five years from the commencement of operations.

2. MANAGEMENT AGREEMENT -- Pursuant to a Management Agreement, the Trust pays its Manager a management fee, accrued weekly and payable monthly, by applying the annual rate of 0.39% to the Trust's average weekly net assets.

   Under the terms of the Management Agreement, the Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Manager. The Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. INVESTMENT ADVISORY AGREEMENT -- Pursuant to an Investment Advisory Agreement with TCW Funds Management, Inc. (the "Adviser"), the Trust pays its Adviser an advisory fee, accrued weekly and payable monthly, by applying the annual rate of 0.26% to the Trust's average weekly net assets.

   Under the terms of the Investment Advisory Agreement, the Trust has retained the Adviser to invest the Trust's assets, including placing orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Trust in a manner consistent with its investment objective. In addition, the Adviser pays the salaries of all personnel, including officers of the Trust, who are employees of the Adviser.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES -- The cost of purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the year ended September 30, 1995 were as follows:

                                                                     SALES/
                                                      PURCHASES    PREPAYMENTS
                                                    -----------  -------------
                                                        --
U.S. Government Agencies .......................... $            $24,128,559
Private Issue Collateralized Mortgage Obligations    1,654,832    24,117,677

   Dean Witter Trust Company, an affiliate of the Manager, is the Trust's transfer agent. At September 30, 1995, the Trust had transfer agent fees and expenses payable of approximately $15,800.

TCW/DW TERM TRUST 2002
Notes to Financial Statements September 30, 1995 (continued)

5. SHARES OF BENEFICIAL INTEREST -- Transactions in shares of beneficial interest were as follows:

                                                                     CAPITAL PAID
                                                        PAR VALUE    IN EXCESS OF
                                           SHARES       OF SHARES     PAR VALUE
                                       -------------  -----------  --------------
Balance, September 30, 1993 and 1994   50,010,640     $500,106     $468,894,437
Treasury shares purchased and retired
 (weighted average discount 12.48%)*   (1,038,700)     (10,387)      (8,048,491)
                                       -------------  -----------  --------------
Balance, September 30, 1995 .......... 48,971,940     $489,719     $460,845,946
                                       =============  ===========  ==============

------------

   *    The Trustees have voted to retire the shares purchased.

6. REVERSE REPURCHASE AND DOLLAR ROLL AGREEMENTS -- Reverse repurchase and dollar roll agreements involve the risk that the market value of the securities the Trust is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase or dollar roll agreement files for bankruptcy or becomes insolvent, the Trust's use of proceeds may be restricted pending a determination by the other party, its trustee or receiver, whether to enforce the Trust's obligation to repurchase the securities.

   Reverse repurchase agreements are collateralized by Trust securities with a market value in excess of the Trust's obligation under the contract. At September 30, 1995, securities valued at $135,615,128 were pledged as collateral.

   At September 30, 1995, the reverse repurchase agreements outstanding were $128,235,000 with a weighted interest rate of 5.83% maturing within 59 days. The maximum and average daily amounts outstanding during the period were $178,986,853 and $155,219,778, respectively. The weighted average interest rate during the period was 6.03%.

7. SELECTED QUARTERLY FINANCIAL DATA -- (unaudited)

                                                                   QUARTERS ENDED
                                  -------------------------------------------------------------------------------
                                        09/30/95            06/30/95            03/31/95            12/31/94
                                  ------------------  ------------------  ------------------  -------------------
                                                PER                 PER                 PER                  PER
                                    TOTAL*     SHARE    TOTAL*     SHARE    TOTAL*     SHARE     TOTAL*     SHARE
                                  ---------  -------  ---------  -------  ---------  -------  ----------  -------
Total investment income ......... $10,977    $0.22    $11,303    $0.23    $11,679    $0.23    $ 12,110    $ 0.24
Net investment income ...........   7,887     0.17      8,038     0.16      8,374     0.17       9,132      0.18
Net realized and unrealized gain
 (loss) .........................   6,618     0.15     28,510     0.57     45,815     0.92     (18,587)    (0.37)

                                                                     QUARTERS ENDED
                                  -----------------------------------------------------------------------------------
                                         09/30/94             06/30/94              03/31/94             12/31/93
                                  --------------------  -------------------  --------------------  ------------------
                                                 PER                  PER                   PER                  PER
                                     TOTAL*     SHARE     TOTAL*     SHARE      TOTAL*     SHARE     TOTAL*     SHARE
                                  ----------  --------  ---------  --------  ----------  --------  ---------  -------
Total investment income ......... $ 13,865    $ 0.28    $18,033    $ 0.36    $ 13,779    $ 0.27    $13,807    $0.28
Net investment income ...........   11,098      0.22     15,303      0.31      11,314      0.23     11,654     0.23
Net realized and unrealized gain
 (loss) .........................  (74,254)    (1.49)    (2,652)    (0.05)    (65,870)    (1.32)    20,310     0.41

------------

   *    Amounts in thousands.

TCW/DW TERM TRUST 2002
Notes to Financial Statements September 30, 1995 (continued)

8. DIVIDENDS -- The Trust has declared the following dividends from net investment income payable to shareholders of record subsequent to September 30, 1995:

    DECLARATION       AMOUNT PER         RECORD            PAYABLE
       DATE              SHARE            DATE              DATE
------------------  -------------  -----------------  -----------------
September 26, 1995  $.0475          October 6, 1995    October 20, 1995
 October 31, 1995   $.0475         November 10, 1995   November 24, 1995


9. LITIGATION -- Four purported class actions have been filed in the Superior Court for the State of California, County of Orange, against some of the Trust's Trustees and officers, one of its underwriters, the lead representative of its underwriters, the Adviser, the Manager, and other defendants - but not against the Trust - by certain shareholders of the Trust and other trusts for which the defendants act in similiar capacities. These plaintiffs generally allege violations of state statutory and common law in connection with the marketing of the Trust to customers of one of the underwriters. Damages, including punitive damages, are sought in an unspecified amount. On or about October 20, 1995, plaintiffs filed an amended complaint consolidating these four actions. No defendant has yet responded. Certain of the defendants in these suits have asserted their right to indemnification from the Trust. The ultimate outcome of these matters is not presently determinable, and no provision has been made in the Trust's financial statements for the effect, if any, of such matters.

TCW/DW TERM TRUST 2002
Report of Independent Accountants
-----------------------------------------------------------------------------

To the Shareholders and Trustees of TCW/DW Term Trust 2002

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of TCW/DW Term Trust 2002 (the "Trust") at September 30, 1995, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and the period November 30, 1992 (commencement of operations) through September 30, 1993, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

As discussed in Note 9 to the financial statements, certain defendants in pending litigation have asserted their right to indemnification from the Trust. The ultimate outcome of the matter cannot be determined at present. No provision for any liability that may result upon resolution of the matter has been made in the accompanying financial statements.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
November 8, 1995

TCW/DW TERM TRUST 2002
Financial Highlights
-----------------------------------------------------------------------------

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                         FOR THE PERIOD
                                                                                       NOVEMBER 30, 1992*
                                               FOR THE YEAR ENDED  FOR THE YEAR ENDED  THROUGH SEPTEMBER
                                               SEPTEMBER 30, 1995  SEPTEMBER 30, 1994       30, 1993
                                              ------------------  ------------------  ------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  ....... $ 7.86              $ 10.18             $ 9.40
                                              ------------------  ------------------  ------------------
Net investment income .......................   0.68                 0.99               0.73
Net realized and unrealized gain (loss)  ....   1.27                (2.45)              0.65
                                              ------------------  ------------------  ------------------
Total from investment operations ............   1.95                (1.46)              1.38
                                              ------------------  ------------------  ------------------
Less dividends and distributions from:
 Net investment income ......................  (0.68)               (0.84)             (0.59)
 Net realized gain ..........................   --                  (0.02)              --
                                              ------------------  ------------------  ------------------
Total dividends and distributions ...........  (0.68)               (0.86)             (0.59)
Less offering costs charged against capital     --                   --                (0.01)
                                              ------------------  ------------------  ------------------
Net asset value, end of period .............. $ 9.13              $  7.86             $10.18
                                              ==================  ==================  ==================
Market value, end of period ................. $ 7.75              $  8.25             $10.25
                                              ==================  ==================  ==================
TOTAL INVESTMENT RETURN+ ....................   2.52%              (12.19)%             8.60%(1)
RATIOS TO AVERAGE NET ASSETS:
Operating expenses ..........................   0.80%                0.78 %             0.77%(2)
Interest expense ............................   2.28%                1.44 %             0.68 %(2)
Total expenses ..............................   3.08%                2.22 %             1.45%(2)
Net investment income .......................   8.15%               10.85 %             9.05%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands  $447,005      $392,914      $509,220
Portfolio turnover rate ................     --  %++       24 %        29%(1)

------------

*    Commencement of operations.

+    Total investment return is based upon the current market value on the first day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's reinvestment plan. Total investment return does not reflect sales charges or brokerage commissions.

++  Less than 0.5%.

(1) Not annualized.

(2) Annualized.

                      See Notes to Financial Statements

TRUSTEES
John C. Argue
Richard M. DeMartini
Charles A. Fiumefreddo
John R. Haire
Dr. Manuel H. Johnson
Paul Kolton
Thomas E. Larkin, Jr.
Michael E. Nugent
John L. Schroeder
Marc I. Stern

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer
Thomas E. Larkin, Jr.
President
Sheldon Curtis
Vice President, Secretary and
General Counsel
Philip A. Barach
Vice President
Jeffrey E. Gundlach
Vice President
Thomas F. Caloia
Treasurer

TRANSFER AGENT
Dean Witter Trust Company
Harborside Financial Center--Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

MANAGER
Dean Witter Services Company Inc.

ADVISER
TCW Funds Management, Inc.

T C W / D W
         TERM TRUST
         2002
         ANNUAL REPORT
         SEPTEMBER 30, 1995